Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche New York Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche New York Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                    /s/Julian Sluyters
                                                   Julian Sluyters
                                                   Chief Executive Officer
                                                   Deutsche New York Tax Free
                                                   Money Fund, a series of
                                                   Scudder Advisor Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche New York Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche New York Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                       /s/Charles A. Rizzo
                                                      Charles A. Rizzo
                                                      Chief Financial Officer
                                                      Deutsche New York Tax Free
                                                      Money Fund, a series of
                                                      Scudder Advisor Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                  /s/Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Deutsche Tax Free Money Fund,
                                                 a series of Scudder Advisor
                                                 Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Tax Free Money Fund, a series of Scudder Advisor Funds, on Form N-CSR of the Deutsche Tax Free Money Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                   /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Deutsche Tax Free Money Fund,
                                                  a series of Scudder Advisor
                                                  Funds